Exhibit 10.31

Samson Partners l'h. (347) 442-7999 (718) 304-1163 Contract ID# 532082 Sales Partner: Steve Marlmwitz, Jr. Samson Pcu•tncrs REVENUE BASED FACTORING (RBF/ACH) AGREEMENT Agreement dated June 08 2015 between Samson Partners ("FUNDER") and the merchant listed below ("the Merchant''). (Month) (Day) (Year) MRHCHANT INFORMATION Merchant's Legal Name: SpeedEmissions Inc. I SpecdEmissions Car Care. LLC I SpeedEmissions Acquisition Company LLC D/B/A: Speedemissions (ACf-l) (LF) State orlncorporation I Organization: GA Type of entity: (X) Corporation ( ) Limited Liability Company ( ) Limited Partnership ( ) Limited Liability Partnership ( ) Sole Proprietor Physical Address: 1015 Tyrone Road Suite 220 City: Tyrone State: GA Zip: 30290 Mailing Address: Date business stmted (mm/yy): 01101 City: Fedcrai!D# 33-0961489 State: Zip: I'URCHASE AND SALE OF FUTURE RECEIVABLES Merchant hereby sells, assigns and transfers to Funder, as the lead purchaser for itself and coi•nvestors {making Funder on beha! f of itself and all co•investors (collectively the Funders), the absolute owner] in consideration of the funds provided ("Purchase Price") specified below, all of Merchant's future receipts, accounts, contract rights and other obligations arising from or relating to the payment of monies from Merchant's customers' and/or other third party payors (collectively the "Receipts" defined as all payments made by cash, check, electronic transfer or other form of monetary payment in the ordinary course of the merchant's business), until such time as the "R(•(•eipts Purchased Amount" has been delivered by Merchant to FUNDER. The Receipts Purchased Amount shall be paid to FUNDER by the Merchant irrevocably authorizing only one depositing account acceptable to FUNDER (the" ") to remit the percentage specified below {the "Specified Pcrccnta!•r") of the Merchant's Receipts, until such time as FUNDER receives payment in full of the Receipts Purchased Amount. In consideration of servicing the account, the Merchant hereby authorizes FUNDER to ACH Debit the ''Specified Daily Amount" from the merchant's bank account as the base payment credited against the Specified Percentage due. It is the Merchants responsibility to provide bank statements for any and a!l bank accounts held by the Merchant to reconcile the daily payments made against the Specified Percentage permitting FUNDER to debit or credit the difference to the merchant so that payment equals the Specified Percentage. Failure to provide all of their bank statements in a timely manner or missing a month shall forfCit all rights to future reconciliations. FUNDER may, upon Merchant's request, adjust the amount of any payment due under this Agreement at FUNDER's sole discretion and as it deems appropriate in servicing this Agreement. Merchant understands that it is responsible for ensuring that funds adequate to cover amount to be debited by FUNDER remains in the account. Merchant will be held responsible lOr any fees incurred by FUNDER resulting from a rejected ACH attempt or an event of default (Sec Appendix A) FUNDER is not responsible for any overdrafts or rejected transactions in the Merchants account which may result from FUNDER' scheduled ACH debit under the terms of this agreement. Notwithstanding anything to the contrary in this Agreement or any other agreement between FUNDER and Merchant, upon the violation of any provision contained in Section 1.11 of the MERCHANT AGREEMENT TERMS AND CONDJTIONS or the occurrence of an Event of Default under Section 3 of the MERCHANT AGREEMENT TERMS AND CONDITIONS, the Specified Percentage shall equal 100%. A Jist of all fees applicable under this agreement is contained in Appendix A. Purchase Price: $250,000.00 Specified l'l'l'ccntagc: Jl"A, Specific Daily Amount: $1.600.00 Receipts I'urchascd Amount: $337.500.00 THE TERMS, DEFINITIONS, CONDITIONS AND INFOHMATION SET FORTH ON PAGE 2, THE "MERCHANT SECURITY AGHEEMENT" AND ''ADMINISTRATIVE FOH.l\1 HEREOJ< ARE HEREBY INCORPORATED IN AND MADE A I'ART OF THIS MERCHANT AGREEMENT. FOR THE MEI CI-IANT (#}) By Richard Parlontieri {Print Name and Title) FOR TIIE MERCHANT (#2) By----------------- (Print Name and Title) OWNER/GUAI ANTOH. #1 By Richard Parlontieri {Print Name) OWNER/GUARANTOH. #2 {Signature) (Signuturc) {Signature) ignHere ignHerc ignHcrc By------------------ ign Here Samson Pa1•tners (Print Name) (Signature) By -- --------- (Company Ofllcer) Sales Associate Name:-------,,------------ {Signature) To the extent set fOrth herein, each of the pat1ies is obligated upon his, her or its execution of the Agreement to all terms of the Agreement, including the Additional Terms set !Ot1h below. Each ofabove•signed Merchant and Owner(s) represents that he or she is authorized to sign this Agreement for Merchant, legally binding said Merchant to repay this obligation and that the information provided herein and in all ofFUNDER documents, forms and recorded interviews is tme, accurate and complete in all respects If any such information is false or misleading, Merchant shall be deemed in material breach of all agreements between Merchant and FUNDER and FUNDER shall be entitled to a!l remedies available under law Merchant and each of the above-signed Owners authorizes FUNDER, its ugents and representatives and any credit reporting agency engaged by FUNDER, to (i) investigate any rcfCrences given or any other statements or duta obtained from or about Merchant or any of its Owners for the purpose of this Agreement, and (ii) obtain credit report at any time now or for so long as Merchant and/or Owners(s) continue to have any obligation owed to FUNDE!t ANY l\HSREPRESENTATION MAI>E BY MERCHANT OR OWNER IN CONNECTlON WITH THIS AGREEMENT MAY CONSTITUTE A SEPARATE CAUSE OF ACTION FOR FHAUD OR INTENTIONAL FRAUDULENT INDUCEMENT TO OBTAIN FINANCING. 02-02-15 Colonial Funding Network as Servicing Agent MEHCIIANT AGR£EI\IENTTERMS ANIJ CONDITIONS I, TERMS OF ENROLll\IENT IN PROGitAM LJ /lkn•hanl lkousil A1•n•rment Mcn:h nl sh ll execute :m grccmcnl (lhc "Mcrgbqn! Dcnosil " ) cccptoblc 10 FUNIJER, with o Bank acceptable to FUNDER, 10 oblom electronic fund lr:U\sfa '""•ices_ Merchant shall provide FUNDE!t and/or it's au tari;o;d agent with 11 of the infoflnauon. authon7alion' neccss:uy for verifying Merehont's 1eeei\ablcs, 1cceipts and deposits into the account Mcrchru11 shall authori7<: FUNDER ru1d/or it's agent to deduct the amottlllS owed to HINDER for the Rccc1pls as specified herem from scltlemcnl amount> \\hich would o\he"'isc he due to Merdoruot b\' potmlllmy FUNDER to wuhdmw '" spedf•c da1ly anoount credited t Hainsl the spcc1focd pe!c;;nlt HeS by ACH debit of the 1\bd!wtl accouul. The au omit11tion shall be in•cvocuble without •e wrincn cons(nl ofFUNDER L2 Term of Agrtcmen! This Agreement shall lla\•c an indelinilc tcnn that shall last citlocr until all tlte Meochant's obliga!i<•M to FUNDER arc fnlly salisfl<-"<1. Tlois shu II incluc but not c limited 10 any rcncwols, outotanding fees or costs I .3 Futur<• l'urdtu.«•s. FUNDER rcse"•cs the right to 1cscind '"offer to make ""Y pu1chase pa}11lenlsl!ercunder, in its sole discretion I .4 Finnndol C<1ndition. llfcn:hant nd Guaruntot'(s) authorit.c FUNDER and its agents to ilwcs!iJ:Klc !hdr finandKl I'Cilwnsibi!il)' and history, and willwovidc to FUNilER any hunk or financial statements, lax returns, etc., as FUNDEH dccms ncccssar)'Jlrior to or 111 uny lime after execution of this Agreement. A plwtoropy of this authodzalion will he deemed as ncCCJllablc for o>:lca1c of finundal il•form:nion, FUNOEU il nuthorizcd In updutc such infnrnmlion und flnnndal prunlco from tUnc to lime a• it deems lllliii'Oill'hi!C, I.S Trnll.mrliunnl Hi.11ou•y. Mc1chant toutlwri>'J;s their bank to prowidc FUNDER wi o Me1chant's banking 01 p!OccS<ing histooy to determine qu"lolic"lion or <>nlinuation in tl•is pr<>grmn 1.6 lnd<•mnilkf!!jun. Morchmu m1d Gummotm(s) jointl)' wtd scvcmlly indcmni! • "nd hold h•rmless Pr<>cc.<wriThrnk, ol< oO'!cc..-., directors and sh r,;holdcrs g insl ll losses, d m gcs, claims, liabilities ll!ld expenses (including teasonab!e uttomey's fees) incuncd by Procc5Sor rcsulling fmm {a) cbims asserted by FUNDER for monies owed to FUNDER from Mc1chant and ]b) actions taken by Pooocssor "' rdionce Up.ll\ informatio" or inolfllclo"'" provi<lcd by FUNDER 1_7 Nn Uahilily. In no e,•cnt mil FUNDER(O! au)• of the Funde s) be liable for on)' clnims asserted by Merchant under any legal !hem)' for los! profil.l, lost revenues, lost business oppo!1wutics, exemplmy, punitive, special, incidental, indnecl or consequential damogcs, cndo of wh1ch "w•ll•cd by Meochant nnd Guamnlor(s) 1.8 UriUmcc o!l Ts:nm Section 1.1, I.7, !.8 nnd 2_S of thi< Agreement rue agcccd to for the \l(:!lcfit of Mcrchanl, FUNDER and )'rocessor, and nO>Iwi alruldmg the fac! that Processor inot a party of this Agreement. Processor "'".1 rely upon tllCir terms and raise them ala dcfo::.,sc in M)' action Ul Snl•• uf R<•••cints. Mcrdmnl and FUNDER IIUCC \01 the l'utchuse !'rico undeo this Agrcemclll is in cxch:mgc for the Purdtascd Amount andthnl suclt Purchase Price is not intended to be, nor •hall il be construed"' a loan from FUNDER to Merchaut. Mcrch:mt agrees lhatthe Pu•doase Price ism e changc f1>r the sale of future Recc•pts porsu:mt to this Agreement equals the fair market Yah1c of sncl1 Receipts_ FUNDER h:< purch: <cd ao1d shall ""1\ all the Re<:cipls dcsc1ibed in this Agreement up to the full Purchased Amount as the Receipts arc created. Payments made lo FUNDER •.,, respect to the full runou\1\ of the Receipts shall be C011d1110ncd upon Mcrchmol's sale of products and '""'ices and the payment therefore by Merchant's customers in •e manner l""''idcd in Se<:Urm 1.1. In no e\'enl sl1all oc aggocgalc of all amounts be dccUlcd ru; intcocs! hc•cundc• 1111d charged or collc.:tcd hereunder C'Cecd the highest rnle l'"'"'issible a1 Ito\\'_ In 1c c\enl lila! a e<ou11 clelcnnincs thai FUNDER Ions doruged 01 n::cei,•cd intc1es1 he1eundc< in cx css of the higllcst npplicable role, the rate in eiTecl hereunder shall aulomalical!)' be reduced to !he Jl\nxinuun rate pcrmilled by :opphcablc low w1d FUNDER shall promptly refund to Mcrcl,.nl any illtcrcst rccci\•ed b)' FUNDER on c cc.S of the maxlmum bwful 10\C, it being intended lhol Merchant no! pay or contract to 1>0)', and tho! FUNDER not rccei\'c or contract to rccel\•c, directly or i11d!fccll)' "'"''Y """mer whalsoc\'cr, inlcrcsl in excess of that which may be puid by Merchant under "Pillicablc Ia\\ UO l'«wcr ur A!!orney Mcrcha111 inevoc.1bly appoint• FUNDI'.R as'"' OjJen! and allorncy•in-facl with full muhorit)' to take nny action or execute any instJilment or document to sctrle all obligations due to FUNDER from Processor/Hank, or in ti1e cnse of a \'iolntion by Merchant of Sce11011 I. 12 or 1e occuo enee of an Event of Default under Sec!ion 4 hc1eof, f1om Mcoehnnt, under lhis Agreement, including wothout hmitalion (>)to obtain and adjust insm ancc; (ii) to collect monies due or to become due under or in IC.<J>cct of On)' llf the Collateral; (iii) to r '<:civc, cndo>rsc and coiiDOI any check., nolcs, drnfts, inslmmen!s, documents or dtaUcl paper in coomcction' wiOr clause (i) or clause (ii) abo\'c: (iv) ln sign Meodoant'.< nanoc "" ;uoy lll\'Oicc, bill of lading, ,,. assignment dirc"<:ling cuswmc•or a\:count dcboors to make payment directly 111 FUNDER: and (\') to flle any clanns ol take ruw oclion 01 mwtutc any proceeding w!uch FUNDER my deem ncc sary for the eollccli0\1 of moy of the unpaid l'urch scd Amount from dtc Collateral, or othCIWISC to enforce 11s ngllts with respeel to pa)1ncnl ofOoc l'uochMcd Amount Lll l'mtccliuns Again>! Defaul!, The folio"ins l'ro1oc1ions lthmugh 7 "'") c mYoked y FUNDER, immediulCI)' ruod without notice lo Merchant in the cl'elll (a) Merchant change. its =m•gonlcnts with l'rocessorill nk in any 1\'0)' lha! is adl'eiSc to FUNDER, (b) Mc1ehruot change; the deposit account lhroueh winch the Receipt; arc •cUicd., or permits an,• c\'enl lo oc.;ur tlo.ll could cause di\'ers•on of M.\' of Mc!Chant's !lrnlSactions !o "nothcr ueconnt: (c) Mcrclwnl i..tcnulll< the operation of thi> bu>inc>> (<>!her lhi!n ad,-c,.e wc" ocr. natural di nslcs or acts llf God) transfers, moves, sells, disposes, 1ransfc101 o oerwisc com'C)'5 its buoiness 01 aS>ciS without (i) the " J""" prior "Ti!tM consent or FUNDER, and (ii) the wrillcn agrcc•menl of OJI) purd1ascr or !I'UilSfe•cc lothc assrunplion of all of Mcn:hMI's obligations under 1hi• :\1:occmcnl pursl\"'1 to documcnlation smisfactory to FUNDER; or (d) Merchant !okes any aouon, falls lo take any action, or offers any inccll\1\'c--co:oMmlc or o!llclwi><--lhe 1csult of wh10h WJII be to mducc any customer 01 customc" to I'")' for Mcrcha11t's services with nnr meons other than clJccks !hal nrc scnled through l'roccS<OI These p1olcction.; arc in addition to any o ocr <emedics available to FUNDI'.R ol law, Ill equity or othcrwi.c JlUt>Ui\lll to this Agreement l'rolc.olion L TJ,e full uncollected l'uod••sc Amount plus all Ices due under !Ius Agreement and the olloohcd Seem it)' Agreement become due and payable in full innnedintd)' Prolucliun 2. FUNDER mo) cnfo•cc lhc l"o,-i,ions of!he Pcr onal Guwanl•"of !'c<fonnanec ogainil •e Guo.rnntor f'rou;,;lion ), Me1chant shall, upo11 c'"cution of thi• Agn::cment, deli\-eo to FUNDER an executed confcssimo of judgment in fa\'or of FUNDER in !he ll!llllunl of!he Pu1chosc Amount s!aiOO in doc Aguxmen!. Upon breach of 1111)' J>IO\isioll in 1his patll.l!mph I. II, FUNDER rno) c!llcl thnl onfcssion of judgment os ojudgmen!mti1 the Clerk of the Coun ;uod c ccule thereon. Prolcohon 4. FLJNDER ma • enfmce iLl sccur t' inte1cst in the Co!latcrol I ellllle II\ !lle e 1ereof. l'rolco!•on . The entire Purchase Amount sh ll become immediately refundable lo FUNDER from MerchJnl Prolccllon (, FUNDER may p1occed to protect mod e ofoocc it.< tigllls a11d 02-02-15 remedies by lawsuit. fn any such la\HUiin which FUNDER shall leCOI'CI JUdgment agauosl Mercllanl, Mc10halll shall be lioble for oil of FUNDER 's costs of law•mt, including but not limited to oil rcownablc ol\otncy<' fees and court costs P10tcclion 7. Me<eh"n! ohall, upon execution of !his Agtcemeul, dclivc1 to FUNDER"" e'<'<:llled as>iJ!nllll'hl of kae ofl\krthant'llrcmi<cin favor of FUNDER. Upon b1cach of any p!O\'lSion m thi>pa1agraplo I. 12, FUNDER may cxc1cisc us righ!s under such assignment of lea<e l'ro!ccl•on FllN!JEI< may debit Merchant's depository aoco<lnls whcrcnr snualcd by means of ACH debit or facsimile signoture on a compme••gcnclntcd check drawn on Merchant'bank account or otherwise 1.12 l'r•otcqion of lnfm•mution. Merchant w•cad• person signi11g ti& Agoecmcnt on bchnlf !lf M<:rchant andl<>r o.< Owner, in respect of hionsclf or herself personally, aulhorill>s FUNDEn to disclose infonnnlion conceming Merchant's ond each Ow11cr's credit st:mohng (inclu ing credit bttrcau reports thai FUNDER obtains) ru1d business conduct only to agents, affiliotos, Sl!bsidiaoics, llfld credit 1'<-llulling u1caus. Moreha!ll ond eD<:h Owner hcreb,1 wru,•cs to the maximum extent pcnnilled by law moy claim for damages '8ainsl FUNDER or any of its affiliates and the Fu11dcrs <elating to any (i) innstigation undellaken by or on behalf of FUNDER os pcrmilled y this Agreement or (ii) disclosmeofinformalion as permiued hy this Agreement I 13 Confidentiality. Merchant rmdersl•mds ru1d ag1ccs tha! the terms and conditions of the pmduc!4 aood sen•tc.:s oiTered by FUNDER, including this Agreement and any other FUNDER documcnlaliom (collccli\'clf, ..Confidential lnfonnmion") arc pmprictrny nnd confidential infonnnuon of FUNDER Accordingly unkss disclosure is required by low or com! order, Merchnn!sl•all nol disclose Conf!dentiallnformntion of FUNDER to wty person o ICI than an attorney, aecountant, financiol ad\'isor '" employee of Merchant "I"' need• to know "'"h infomtalion for '" purpose \>f :!d\'ising Merchant ("Ad\'i.<or"), IHovidcd such Ad,is"r u cs s11ch mfomoolion solely for the l'"'l"'"" of ad,•ising Merchant and forst agrees 111 writing 10 be bollltd by lhc tcnns of tis Sec1ion 1.13 1.14 Puhlidtl'. Merchrun and cnch Owner onlr anlhori"'' FUNDER lo usc ils, his or her """'e ill a hsling of cloems ond in ilOJ,•emsing aood marketmg malcnals wilh lh ir cxpre>> wrilln consent LIS D/B/A's. Mcrehmll he1cby ocknowlcdgcs m1d agrees thai FUNLJER ma) be using "dooug busonoss os" or "d >la" '""''"' Ul conneel\on with \'arion> maiiCIS relating to the lrii!!Saclion between FUNDER m1d Mcrchonl, indudmg ll1e filing ofUCC-1 finaotcmg st<>lemcnts nnd other no!Ices or folings II, HEPHESf:NTATIONS, WARRANTIES AN» COVENANTS Merchrntl rcp<cscnls, wamu11s and co,•cnnnts that as of this date nnd dunng tloe !Cim of this Agreement 2.1 Finnnriul Cnudilinn sud Fin;mtiullllfJmnutinn. Its bank and finMcial statements. cop1cS of whid1 ha\•e hcen furnished 10 FUNDER, and folme slalcmcnls wl1ich will be funtishOO hl>'calkr at tloe diScretion of HINDER, faid) n:prcscnlthe fmancial condition of Mc1chmn at such d"lcs, rutd since those d"t'* then: has been no motcriol od,..,-changes, JlnMcial or otlwnvise, in sud1 condition, upcra!1un or ownc1 hip of Me1chant. Mcn::lmnt hll5 a continuing, aiTmnaliH obligation to od,•isc FUNDER of any matenal ,..w- change in its fin:mcial condil!on, operation or ownc,;hip. FUNDER may request stalcmcnls at moy time dming the peofonnancc of this :\grccmon! and 1hc Merchant holl prm•ide tl1em to FUNDER within 5 bus,ncss da,•s. Merchaut'• fallurc lo do so is a material breach of this Agreement 2 2 Gnvcrnnu;n!iJI Annruval.•. Merchant is in compliance and sl1all comply with 1111 Jaws ru1d hll5 Ynlid permits. authmi,.11ions and licenses 10 own, operate nnd le01e its propcrhcs and to conduct the busmess in which n " p1cscntly cngt Hed 2.3 Au!hul'izatigu Mcrchanl, and the person(s) signing tins Agrccmcnl on ellalf of Mc<chanl, ha\'c litll power alld nuthoril)' 10 mcur and pcrl'onn the obhgalions mulcr 1his Agrccmcnl, all of which h:o\'c been dnl) autl,ori""d 2.4 ln urrm«'- Merchont will maintaon busincss-inlcn\l)llion msurMee nanling FUNDER ns loss payee and additional inmrcd in amou111S rntd against rioks ns ru•c sntisfnetooy 111 FUNDER nd shall pro,•ide FUNDER p1oof of "'"h insoumu;c upcn requc t 2 5 lmentianallyon iued 2.6 Chan1•e of Name Ill' l.nralion Mcrchanl mil not c1>nducl Mcrcloaon's businc.,es under my name other than as discl< scd to tho Processor and FUNDER or cluu1gc any ofns places of business 2.7 Dully Butch On! Mcrchaoo( "'ill balch oul reCCIJl(S "ill• llle Processor on a dallyb: <is 2 K Ej!oumcl Ccl'[ificulc Mcrchlllll will at any 1in1c, wtd liom tunc (O tmle. upon nl loasl one(!) day's 1nior notice froon FUNDER to Mcrch:ml, cxccule, acknowledge nd del""'to FUNDER ll!ld/or to any other pcoson, person flrnt or corpmatiou spe ifoOO by FUNDER. a •!alCinenl ce11ifyi11g !hal this Agreement is unmodifoed Md m full fo1c•c mod efl'cct (or, if 1erc have been mudifoca\l<lll,, that the swnc io in full f<lrcc and eiTccl as modified ru1cl staling the modifications) a11d slating 1hc dmcs which the Purchased Amount <>r lilly ponion 1hc1eof hos .'<:n rcp01d 1.9 Nn B nkntntn or lnsuh•cnn• As of the d le of lim Agreement, Me1chmot represents that it i1 1001 msoii'Cnl "'od doc• nol contemplate 011d loas not filed any t•ehl•on for ban mptc;• prOicction under Ti1lc t I of the L-\ntcd Stales Code and there has been no iowolunlwy petition brouglot or pe11ding oga1nst Merchnnt Merchant funllcr wwrru\ls tho\ it docs nol nn!ieopale f1luog any such bankrupiC') pemion and i! docs not nnticopmc thai "'' inrolunlaoy pctlllon mil be lilcd ogmn>l 11 ln the c\•cnl lila! the Merchilnl files for ban mp\C)' prolcclion or is p].,ccd 1mdcr "n involuntwy roling l'rclcclions 2 an<l3 rue ionme<liatcl)' im•okcd 2.10 A<hlitiun11l Fi11mKim•. Mcrd••nt >hall nut n!n into nv Hrnm cmcnt, llJ!n.•cm nl or rummitmcnt for UI!Y udditiuruol finnncin, ;,l,cthcr ill th form of 11 JlUITliH•o uf rncinohln or n lu11n to the hu incswith UllJ JlUI1.1' utll<'r than FUNDEH n ithnutthdo• wri!!CII pcnni.<siun. 2. II \Jncnrumht•rc<! l l'rt•int•. McrchMI has good, complete mod llliUkota lc title to o!l Rc'<:cipts, foce nnd clear of any and all liabilioic. liens, claims, ch;ongcs, reslriclwns, condotions, options, nghl>, nMigageo, security intcrc>IS equities, pledges 011d cn ;utnblancco of any kind 01 nalnoc wha!>OC\'Cr or""> othc1 1igh1s or 'ntcresl.l tho! may be inronsiSient with the tn••soclions co!l!cmplmcd with, or ad\'CISC I<> the lnlcrc>ls ofFUNDER 2.12 llu<incs• l'urno>e. Mc1cham is a vuhd business m good slandmg under the laws of lhc jomsdicllons in "htcl1 IllS orgaoHAOand/01 operates. ond MeochrnH is cntcoing into this Agocement for busine" purposes and nol as a comnmcr for personal, famtly or housd•old purposes 213 Dd ull lJnde•• Other Conllnl'l> Me«hant's cxc ulion of aml/or perfo1mrutcc wtdcl 1is Agreement will no!cause or c1ealc ao1 c\'cnt of dcfaull by Merchant unde1 anrconlrnct will1 anotheo pc1son 01 entity. Ill, EVENTS OF IJEI'AULT ANI> REMEIHES J.l EH•nu of Udnull. The occn""''"e of W\)' of the following events shall COliStitllle an "E\'Clll of Default" locrcun cr: (a) Mo1chant shoJI \'iolate :Ill)' loom 01 co\'en; nt in tlus Agreement; (b) :\ny rcpn:scntatic'n or wananty by Mcn::ll:mt In !Ins A rcCIHCnl shall lrO\'e IO ha\• material respect when made; (c) Merchant shall admot in wroting iLl illabllol)' to pay its debts, or shall make a &cneral assignment for the cnefll of c1cdotmo; or aoty I"Occcdmg sholl be lll>lotulod by 01 "8"''"1 Mcrd•a •l occhng !o adjudicate 11 a bankfllpl 01 insokcnt, or seeking toorganitalion, mangement, udju<tmcnt, or Colonia! Funding Network as SeiVicing Agent compositoon of it or its debts; (d) lc S(nding of notio:c of tennination by Gua!OJI!OI, (c) Merchant sloalllrall>poo!, mo\'c, •ntwllpl, su•pend, dissoh-e or tcrnoinolc its businoss: (I) Me<chant r;halllronsfer or sell all or subslrntliolly all of its assets; (h) Me1ChaJII shoJI make"' send notice of ruoy intended bulk sole or lrOliSfer hy Mcrchan!; (i) Mcoehant shoJI nsc mulloplc depository acrollnts wilhonl ll<c prior written consent of FUNDER; (j) Merchruot shall change iLl deposlllng account wnhoutthc pnor wriucn consc111 of FUNDER; (k) Mcn:han! ;hall perform '"'Y aol thai reduces the value of any Collotorol grruttcd under thos Agreement:o1• (I) Molthrutl shall default undco any of the !clllos, eovcn•n!s anrl conditions of nny other (<grcemcnt with FUNDER 3.2 In case any E\•enl of D<:faull oeeu»' ruod is 1101 wui1•cd pursuant !o Section 4.4.1 hereof, HINDER on its own a11d on behalf of the Funders may proceed lo protect and enforce its rights or remedies by suit in equity 01 h)• action at law, or both, whether for the specific perfonnance of nn)' cm•cllanl, agreement M other p1tovision contained herein, or to cnfoocc the discharge of Mc1chruot's obligUiions hereunder (including the l'c1 onal Gul!!'antee) or Ull) other legal or equita lc 1ight or remedy. All 1ights, powers aud remedies of FUNDER in connoction with this Agreement may be e crciscd "' an)' lime by FUNDER after the occuorence of"'' Event of Dcfaul!, llfe cmnulati,•e aud not cxclusi,•e, and shall be in addition to ruty other rights, powers or •cmcd!c£ prO\'Ided by law or cqui!y. 3.3 Qill!- Mcrchrnu shall pay to FUNDER all reasonable cost• associated will< (a) a broach by Mcrchm1l of the CoHnaJlls in this AgiCClltelll :llld the cnforeomen! thereof, rntd (b) tioe enforccme11t of FUNDER's remedies sci follh ln Section 4.2 above, including but not Jnnilcd to court com nnd allonteys' fees 3 4 Reuuin•ol Nnlifirntinns. Men:h•n1 i< I'C<IIlii'Ctl w s:in• FUNDER wrillcn n«ticc llithin 24 hours of HIIY fi!inunder Tille II of the Unilt•d Stulcl Coole. /llcrchunl il n:quircol tu s:in FliNDEH .1£\'l'f! d11ys' wrillcn notic prior ho the clusinl! of >Ill)' sulc of nil ur substuntiully ull uflloc Mc• •hn11l'< ""c!s or slo>k. IV. MISCELLANEOUS 4.1 Mndific;olinns• A!'I'C<'mcnt . No mod11ic"lion, rnncndmcnl, wainr or consent of any pt<l\'iswn of this Agreement shall be effccli\'e unless the same shall he in miting and signed by FUNDER 4.2 Mcreh;lll! ;,;;knowlcdges ru1d under.<ta nl' thO! Fl/NDER " acting on it.< own behalf 011d a> 1e adminosloalor and lead ln\C5lor forgroup of inrlepcndeul parholiWIIts a list of which """ be provided to Merchant .Uter funding and upon w1illcn notice lo FUNDER_ FUNDER "'")' "'"8''• 11ansfor or sell ots rights to receive the Purchased Ammmt or delegate its dmic> hereunder, Cllhcr in whole or in pat\ 4_3 N«tin's. All notices, request•, conscnl, demMds and other communlcnloons hereunder sholl be tlclir'crcd by ccotofoed n1a1l, 1elum 1eocipt requested, to the rc>pectiYC parties to this Ag1ccmcnt •t the addrcS<c.< 'cl forth in this Agreement ""d sl1all become clfccti\'C only UI>On rc;;cipl. 4.4 Waiwr lh•mcoli<•!. No failu1c on the poll of FUNDER to exc<eisc, and no del")' in excrci.<ing, any rigl•l 1mdcr this Agreement shall operate as a ""i,-e, lite reM, 1101 shall '"'Y single or panial cxc•-,isc of any right under this Agreement p1ccludc M)' other or further cxerci<e thereof or tl1e exercise of MY other 1igh1 The remedies provided hereunder arc cumulative and not cxdusil-e of any remedies J>m\'ided by law or equity. 4 5 Binolin1• F.ffrt!• Gov,•minP Law Venue lind Juri<dktiun. This .'lgreemcnt shall be binding upon rutd inure to doe benefit of Merch.>nl, !'UNDER (and i!'$ Porlicip;miS) ru1d lhm respccliYC S<occcs•o" w1d Jssigus. FUl\ 0 DER's l'arlicipaniS shall be thud pruty bencflcmnes of all such agreements except tho! Mcrchm1l hnll not haYc lhc ngill lo assign its rigllls hc•eundcr or nny ime1esl ho1ein wilhout O•e prioo '"itt.:n consCfll ol' F\JNDER which eons(n( nlll\' be withheld in !'UNDER's oole discretion. FUNDER rc cr,-es the rights •lo assogll this Ag•ccment with ur woth<>UI prier wllllcn notice to MerdoonL This Agn::emcnl shall bo go\'cmcd by and COIISU\Ied in accordMcc with the laws of the Stale of New Y r, with om rcgruds lo an) applicable principals of confiicts of law. An) suit, action or poocceding arising locrcundcr, or the inlcrprelalion, pcrformaotec or brooch hereof, shall, ,f FUNDER so dccls, be inoti!utcd in moy court sitting in New Y01k, (the "Acceptable Foo'olms'). Merchant "g1ccs thot the Accep!ahle Forums arc connmenl lo 11, and •nbmiiS lo the Jtlrisd,ction of the Acceptable Fomms and waiYcs 1111)' alld all obJCCI!OIIS to jmisdiction or Yenue. Should Sllch proceeding be initill!ed in any other forum, Mcrchonl wai,•cs uny right to oppose any motion or apphcnuon made by FUNDER lo lrru1<fer such procccdmg to an Acccpta le Fomm 4.6 SuryJ.• I uf RcurqcnJutiyn ClL' All !ep!eSCI\IOliOnl, warrm1lies and eoYe11ru1ts herein shall su1vi\'c the cxccut•on and dcli\'cry of this Agreement and shoJI conlmuc in fnlt force until all oblignllons under this Agreemen!shall ha••e been satisf1cd in full and thiAgrccmcnlsh"ll ha,-c terminated 4.7 Sn•crnhililv. Jn case any of the pm\'isionl mthis Ag1eemcnt is found to he invalid, illegal or unenforceable in llll)' respect, the ,•nlidily, legality an ••nforccahili!y of any other 1"'-''is ion ccnlo.inecl herein shall not in any way be aiTcclcd or imp'"'"d 4 S Entire At•rccm<•nl. Any pro,•ision hereof prohibited by low shall be ineffective only to !he extent of <uch proh,bi!oon without invalidating the 1cmainmg p10I'IIIons hereof. This Agreement rn1d Sccurit• AI!I'CCillCnl hereto cmhody the entire agreement between Merchant and FUNDER ond snpc"edc all I"'"' agocemcnl.< nnd undaslundine• rcbtillg 10 the sttb)ccl mallei hereof_ 4.9JURYTRIAL WAIVE:H. THE PARTIES HERETO WAIVE TRIAL BY JURY IN ANV COURT IN ANY Sli!T, ACTION OH J>ROCF.EDING ON AN\' MAlTER ARISING IN CONNECTION WITH 01{ lN ANY WA \' RELATED TO THE TRANSACTIONS OF WJJJCII THIS AGREEMENT IS A I'AHT OR THE ENFOJKEMENT IIEIUWF. THE PARTIES HERETO ACKNOWLEJ)Gf. THAT EACH MAKES THIS WAIVEH KNOWINGLY, WILLINGLY AND VOLUNTAIULY ANJ> WITHOUT DliHESS, AND ONLY AFTER E TENSIVE CONSmEHATION <W THE RAMIFICATIONS OF THIS WAIVER WlTJl THEIR ATTORNEYS. 4 Ill CLASS ACTION WAIVER THE l'AHTIES llERETO WAIVE ANY RIGHT TO ASSERT ANl' CLAIMS AGAINST THE DTJIER PARTY AS A REl'HESENTATIV£ OH MEMBER IN ANY CLASS OR I{El'RESENTATIVE ACTION, EXCEPT WJIEHE SUCH WAIVER IS PROHIRJTEIJ BYLAW AGAINST Plllll.JC POUCV. TO TilE EXTENT EITHER I'ARll' IS l'ERMITTED BY LAW OR COURT 01' LAW TO l'IWCn:» WITH A CLASS 01l{EI'l\ESENTATIVE ACfiON AGAINST TilE OTHER, THE PARTIES llEREBV AGHEE THAT: (I) TJH: l'R£VAILING l'ARll' SHALL NOT BE ENTlTLEll TO RECOVER ATTOUNEYS' FEES OR COSTS ASSOCIATED WITHI'IJRSUING THE CLASS OH REI'RESENTATI\'f: ACTION (NOT WITHSTANIHNG AN\' OTIIER l'HOVISION IN TJJJS AGREEMENT); ANB (2) THE l'Alrf\' WHO INITIATES OR I'Airf!Cll'ATES AS A MEMIIEit OF TilE CLASS WILL NOT SUilMIT A CLAIM OH OTHERWISE PARTICIPATE IN AN\' RECOVE!l\' SECURE!) TliROUGII TilE CLASS OH HE PRESENTATIVE ACTION. 4.11 Farsimilo Acrcntancr. Facsmule Slgna\Ures shoJI e decmt'd aoceploble Samson PartnersSECURITY AGREEMENT AND GUARANTY Merchant's Legal Name: SJ?J .QJm is. jon.tLlrr ,L.S.r .B.nli . lQJ.! CJtL..CJl.rJ...L(;j_ dB1n.i i9D.s_.Acqui.\0t iO!Lf..Q!llJ2ill1Y.,..LL DIB/A: .fu.l. _Qemh'W.illlli CACHl CLF) Physical Address: I 015 Tyrone Road Suite 220 Federai!D# 33-0961489 City: Tyrone State: GA Zip: 30290 SECURITY AGREEMENT Sccudty Interest. To secure Merchant's payment and performance obligations to FUNDER, as the lead purchaser for itself and its aniliates or the Funders, a list of which may be provided to the Merchant upon •written notice after the funding of the purchase closes under the Merchant Agreement (the "Factoring Agreement"}, Merchant hereby grants to FUNDER a security interest in (a) all accounts, chattel paper, documents, equipment, general intangibles, instruments, and inventory, as those terms are defined in Article 9 of the Uniform Commercial Code (the "UCC"), now or hereafter owned or acquired by Merchant; and (b) all proceeds, as that term is defined in Article 9 of the UCC (a and b collccth•cly, the "Collateral") Cross Collateral. To secure Guarantor's payment and performance obligations to FUNDER (and its the Funders) under this Security Agreement and Guaranty (the "Agreement"), Guarantor hereby grants FUNDER, for itself and its participants, a security interest in SpeedEmissions Inc_ I SneedEmissions Car Care LLC I SpeedEmissions Acquisition Company LLC (d/b/a Speed emissions (Ann CLFl 2) (the "Additional Collateral"). Guarantor understands that FUNDER will have a security interest in the aforesaid Additional Collateral upon execution of this Agreement. Merchant and Guarantor each acknowledge and agree that any security interest granted to FONDER unde! any other agreement between Merchant or Guarantor and FUNDER (the "Cross Collateral'') will secure the obligations hereunder and under the Merchant Agreement Merchant and Guarantor each agrees to execute any documents or take any action in connection with this Agreement as HINDER deems necessa1y to perfect 01 maintain FUNDER's first priority security interest in the Collateral, the Additional Collateral and the Cross Collateral, including the execution of any account control agreements. Merchant and Guarantor each hereby authorizes FUNDER to file any financing statements deemed necessary by FUNDER to perfect or maintain FUNDER's security interest, which flnancing statement may contain notification that Merchant and Guarantor have granted a negative pledge to FUNDER with respect to the Collateral, the Additional Collateral and the Cross Collateral, and that any subsequent lienor may be tortiously interfering with FUNDER's nght . Merchant and Guarantor shall be liable for and FlJNDER may charge and collect all costs and expenses, including but not limited to attorney's fees, which may be incurred by FUNDER in protecting, preserving and enforcing FUNDER's security interest and rights Negative JlJedge. Merchant and Guarantor each agrees !)Otto create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of the Collateral , the Additional Collateral or the Cross•Collateral, as applicable. Consent to Enter Premises and Assign Lease FUNDER shall have the right to cure Merchant's default in the payment of rent on the following terms. In the event Merchant is served with papers in an action against Merchant for nonpayment of rent or lbr summary eviction, FUNDER may execute its rights and remedies under the Assignment of Lease. Merchant also agrees that FONDER may enter into an agreement with Merchant's landlord giving FUNDER the right: (a) to enter Merchant's premises and to take possession of the fixtures and equipment therein for the purpose of protecting and preserving same: and (b) to assign Merchant's lease to another qualified Merchant capable of operating a business comparable to Merchant's at such premises. Remedies. Upon any Event of Default, FUNDER may pursue any remedy available at law (including those available under the provisions of the UCC), or in equity to collect, enforce, or satisfY any obligations then owing, whether by acceleration or otherwise. GUARANTY llersoual Guaranty ofPerfonnance. The undersigned Guarantor(s} hereby guarantees to FUNDER, and its affiliates or the Funders, Merchant's performance of all of the representations, warranties, covenants made by Merchant in this Agreement and the Merchant Agreement, as each agreement may be renewed, amended, extended or otherwise modified (the "Guaranteed Obligations"). Guarantor's obligations are due (i) at the time of any breach by Merchant of any representation, warranty, or covenant made by Merchant in this Agreement and the Merchant Agreement, and (ii) at the time Merchant adrmts its inability to pay liS debts, or makes a general assignment for the benefit of creditors, or any proceeding shall be instituted by or against Merchant seeking to adjudicate it bankrupt or insolvent, or seeking reorgamzation, arrangement, adjustment, or composition of it or its debts Guarantot• Waivers. In the event that Merchant falls to make a payment or perfOrm any obligation when due under the Merchant Agreement, FUNDER may enfOrce its rights under this Agreement without flrst seeking to obtain payment fi•om Merchant, any other guarantor, or any Collateral, Additional Collateral or Cross Collatcral FUNDER may hold pursuant to this Agreement or any other guaranty. FUNDER docs not have to notif}' Guarantor of any of the fOllowing events and Guamntor will not be released from its obligations under this Agreement if it is not notified of: (i) Merchant's fililure to pay timely any amount owed under the Merchant Agreement; (ii) any ndverse change in Merchant's financial condition or business; (iii} any sale or other disposition of any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations; (iv) FONDER's acceptance of this Agreement; and (v) any renewal, extension or other modification of the Merchant Agreement or Merchant's other obligations to FUNDER. In addttion, FUNDER may take any of the following actions without releasing Guarantor from any of its obligations under this Agreement . (i) renew, extend or otherwise modify the Merchant Agreement or Merchant's other obligations to FUNDER; (ii) release Merchant from its obligations to FUNDER; (iii) sell, release, impair, waive or otherwise fail to realize upon any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations; and (iv) foreclose on any collateral securing the Guaranteed Obligations or any other guarantee orthe Guaranteed Obligations in a manner that impairs or precludes the right of Guarantor to obtain reimbursement for payment under this Agreement Until the Merchant Amount plus any accrued but unpaid interest and Merchant's other obligations to FUNDER under the Merchant Agreement and this Agreement are paid in full, Guarantor shall not seek reimbursement li-OJn Merchant or any other guarantor for any amounts paid by it under this Agreement Guarantor permanently waives and shall not seek to exercise any of the following rights that it may have against Merchant, any other guarantor, or any collateral provided by Merchant or any other guarantor, for any amounts paid by it, or acts performed by it, under this Agreement: (i) subrogation ; (ii) reimbursement; (iii) performance; (iv) indemnification, or (v) contribution. In the event that FUNDER must return any amount paid by Merchant or any other guarantor of the Guaranteed Obligations because that pt>rson has become subject 1o a proceeding \lndn Ow llni1 ed St•Mes 8ankwptcy Cod•• or ••ny &imihr Jam, G>nn.ntor's gJ;tligatiens ldiH:IBr this 4 greeme1H sHall i11ellitie that amount. Guarantor Acknowledgement. Guarantor acknowledges that: (i} He/She undet•stands the seriousness of the provisions or this Agreement; (ii) He/She has had a full opp(wtunity to consult with counsel of his/he••choice; anti (iii) He/Siuhas consulted wilh counsel of its choice or has decided not to avail himself/herself of that oppot•tunity. INITIAL:--- Joint and Scver:1l Liability. The obligations hereunder of the persons or entities constituting Guarantor under this Agreement are joint and several THE TERMS, DEFINITIONS, CONDITIONS AND INFORMATION SET FORTH IN THE "MEH.CHANT AGREEMENT", INCLUDING THE "TERi\IS AND CONDITIONS", ARE HEREBY INCORPORATED IN AND l\-IADE A I'ART OF THIS SECURITY AGREEMENT AND GUARANTY. CAllJTALIZED TERMS NOT DEFINED IN THIS SECURITY AGH.EEMENT AND GUARANTY, SHALL HAVE TilE MEANING SET FORTH IN THE MERCHANT AGREEMENT, INCLUDING THE TERMS AND CONDITIONS. MERCHANTS AND OWNERS/GUARANTORS ACKNOWLEDGE THAT THIS WRITING REI,RESENTS THE ENTIRE AGREEMENT BETWEEN nm PARTIES HERETO. IT IS UNDERSTOOD THAT ANY REI,RESENTATIONS OH ALLEGED PROMISES BY INDEPENDENT BROKEH.S OH. AGENTS OF ANY PARTY IF NOT INCLUDED IN THIS WRITIEN AGREEMENT ARE CONSIDERED NULL AND VOID. Al\"'Y MODIFICATION OH. OTI-IEH. ALTEH.ATION TO THE AGHEEMENT MUST BE IN WRITING AND EXECUTED BY THE 11ARTIES TO THIS CONTRACT. MERCHANT#l By Richard Parlonticri (Print Name and Title) (Signature) Drive1•s License Number: 018466983 GA MERCHANT#2 By (Print Name and Title) (Signature) ignHere ignHere SS# Drivers License Number: OWNER/GUARANTOR #I By Richard Parlontieri (Print Name) (Signature) ignHere SS# 285 40 9642 Drive1•s License Number: 018466983•GA OWNEH./GUARANTOR #2 By (Print Name) {Signature) ignHere SS# Drivers License Number: AUTHORIZED SEH.VICING AGENT Colonial Funding Network, Inc. Colonial Funding Network, Inc. (Colonial) is the Authodzed Servicing Agent of Samson Partners for this contrat.'t providing administrative, boollkecping, 1•eporting and support sendces for Samson Partners and the Mt•rchant. Colonial is not affiliated or owned by the Samson Partners and is acting as independent agent for services including but not limited to background checks, credit check. general undcnniting re\'icw, tiling UCC•I sccu1•ity interests, cush management, account n porting and n•mit capture. Coloniul may at its sole discretion participate in this financing by providing a small portion of the funds fot• this transaction directly to Samson Partners. Colonial is not a credit card processot•, or in the business of processing credit cards. Merchant hereby aclmowledges that in 110 event will Colonial be liable for :my claims made against the Samson Partners Ol' the Processor under any legal theory for lust prolits, lost revenues, lost business opportunity, cxemphll)\ punitive, special, incidt•ntal, indind ol' consequential damages, each of which is waived by the Mc1•ch:mt and Owner/Guarantor. MEnCH ANT By -;;,-c-,-,-;-----;c=-:------- (Print Name and Title) Sign: ------=---:----------""/sign Here (Signature) co1oniaJfund ingnctwork Origination Fee- to cover underwriting and related expenses Amount Funded Origination Fcc Under $7,500.00 $199.00 $7,500.00-$25,000.00 $295.00 $25,001.00-$50,000.00 $395.00 $50,001.00-$100,000.00 $595.00 $100,001.00-$250,000.00 $795.00 Over $250,000.00 $995.00 a) ACH Program Fee- $ 395.00 ACH's are labor intensive and are not an automated process requiring us to charge this fee to cover costs b) NSF Fee (Standard)- $ SO.OOea Up to FOUR TIMES ONLY before a default is declared c) Rejected ACH Oaily ACH Program Weekly ACH Program When the merchant directs the bank to Reject our Debit ACH Amount Funded Reject Fee i. Up to $7,500.00 $ 25.00 ii. $7,501.00-$50,000.00 $ 35.00 iii. $50,001.00-$100,000.00 $ 50.00 iv. $100,001.00-$250,000.00 $ 75.00 v. Over $250,000.00 $100.00 Amount Funded Reject Fee vi. Up to $7,500.00 $ 75.00 vii. $7,501.00-$50,000.00 $ 99.00 viii. $50,001.00-$100,000.00 $175.00 ix. $100,001.00-$250,000.00 $275.00 x. Over $250,000.00 $395.00 d) Bank Change Fee- $75.00 requiring us to adjust our system When Merchant requires a change of account to be Debited e) Blocked Account- $2,500.00 places them in default (per contract) When Merchant BLOCKS account from our Debit ACH which I) Default Fee Collections g) UCC Termination Fee- $150.00 $5,000.00 When Merchant changes bani< account cutting us off from our When Merchant request a UCC termination h) Admin Fee $1,995.00 Miscellaneous Ser-vice Fees. Merchant shall pay to Colonial certain fees Merchant funding is done electronically to their designated bank account and charged a fee of $35.00 for a Fed Wire or $15.00 for an ACH. The fee for underwriting and origination is paid from the funded amount in accordance with the schedule below. If Merchant is utilizing a Bridge I Control Account, there is an upfi•ont tee of $395.00 for the bank fees and administrative costs of maintaining such account for each cash advance agreement with Merchant. Fund transfers from Bridge I Control Accounts to Merchant's operating bank account will be charged $10.95 per month via ACH. This fee will continue if the bridge account remains open after the RTR is paid. Merchant will be charged $50.00 for each change of its operating bank account once active with Colonial. Any administrative adjustments associated with changes to the Specified Percentage will incur a fee of$75.00 per occurrence. (All fees are subject to change) Merchant Initials: _ Contract Balance Buy Out Form June8,2015 To Whom It May Concern: As part of the new Samson Partners Cash Advance Agreement Contract #532082 dated and signed on June 8, 2015, SpeedEmissions, Inc./ SpeedEmissions Car Care, LLC/ SpeedEmissions Acguistion Company, LLC DBA: Speedemissions located at 1015 Tyrone Road Suite 220 Tyrone GA 30290 agrees to buy out the remaining RTR balance due in the total amount of $45,373.48 (which includes $30,166.80 from Samson Partners Merchant Cash Advance Agreement Contract #405812 dated and signed on March 6, 2015; and $15,206.68 from Samson Partners Merchant Cash Advance Agreement Contract #348612 dated and signed on January 19,2015. Thank you, X Richard Parlontieri Owner Fortress Merchant Solutions LLC 50 Jackson Ave, Suite 301 Syosset NY, 11791 Fortress Merchant Solutions INC Funding Agreement Speedemissions hereby agrees to pay Fortress Merchant Solutions INC the service fee amount, listed below, upon funding of the Cash Advance/Loan Program. The service fee will be paid in the following form only: ACH to: Fortress Merchant Solutions INC. [b ited:$4,500.00 $1,500.00 -, Each lnstallmer !J Signature: X. Date: _ Print Name: Richard Parlontieri ACH Authorization "I (we) Speedemissions, hereby authorize Fortress Merchant Solutions INC, hereinafter called COMPANY to initiate a debit entry to my (our) X Checking/ Savings accounts at the depository financial institution named below in the amount of $4,500.00, hereafter called DEPOSITORY, and to debit the same to such account. I (we) acknowledge that the origination of ACH transactions to my (our) account must comply with the provisions of the U.S. law." [Number of Installments: 3 -------------,--------- ------ [rD--e-b--it--A--m--ount: $1,500.00 --- ------- '!5.;-p;;;i(o;: _]\Jame: sreede;:;;;s-s-;0;;;;-- --- 1 -------------- ---- ----------- - CJ_uting Number: Account Number: r••-------•---••-- - --•••------- =-------g_? n-p-a-,;-y-Na ne:spe•e&m;s•sJ•o•llS.. ---- •-••---•-- _ Address: - : ": : o a: Smte220- == = == = - Signature:_ !=== Date: _frint_N_ 111_e_(sj:_ ] Richard Parlontieri Title: _ [Owner